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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (Date of earliest event reported): MARCH 27, 2002


                                 TRUETIME, INC.
             (Exact name of registrant as specified in its charter)




           DELAWARE                   000-28473                 94-3343279
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                   3750 WESTWIND BLVD.
                     SANTA ROSA, CA                               95403
        (Address of principal executive offices)                (Zip Code)




       Registrant's telephone number, including area code: (707) 528-1230

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ITEM 5.  OTHER EVENTS

         On March 27, 2002, TrueTime, Inc. ("TrueTime") publicly announced that it has entered into a definitive merger agreement with Symmetricom, Inc. ("Symmetricom") pursuant to which Symmetricom will exchange 2.6 million shares of Symmetricom common stock and $5 million in cash, subject to certain possible downward adjustments relating to costs associated with the transaction, for all of the outstanding shares of TrueTime. In addition, under the terms of the agreement, all outstanding options issued under TrueTime's stock option plans that are "in-the-money" (options for an estimated 421,700 shares as of the date hereof) will be cashed out at the effective time of the merger based on the spread of option prices in relation to the closing price of Symmetricom stock and the per share cash consideration. The "out-of-the-money" options (options for an estimated 727,950 shares as of the date hereof) will terminate at such time. The "cash out" of "in-the-money" options is not an adjustment to the merger consideration to TrueTime stockholders. TrueTime will become a wholly owned subsidiary of Symmetricom. The consummation of the merger is subject to customary conditions, including approval of the stockholders of both companies. The proposed merger will be a taxable transaction. The foregoing is qualified in its entirety by reference to the Agreement and Plan of Merger, which is filed as
Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the press release describing the transaction, which is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


    (c)  Exhibits:

            Exhibit
            Number        Description
            -------       -----------
              2.1         Agreement and Plan of Merger among TrueTime, Inc.,
                          Sco-TRT Acquisition, Inc., and Symmetricom, Inc.,
                          dated as of March 27, 2002. Pursuant to Item 601
                          (b)(2) of Regulation S-K, certain schedules and
                          similar attachments to the Merger Agreement have not
                          been filed with this exhibit. The schedules contain
                          various items relating to the representations and
                          warranties made by the Company in the Merger
                          Agreement. The Company agrees to furnish
                          supplementally any omitted schedule to the SEC upon
                          request.

             99.1         Press Release dated March 27, 2002

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    April 1, 2002






                                        By: /s/ ELIZABETH A. WITHERS
                                           -------------------------------------
                                           Elizabeth A. Withers
                                           President and Chief Executive Officer

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                                INDEX TO EXHIBITS


EXHIBIT NUMBER            DESCRIPTION
2.1                       Agreement and Plan of Merger among TrueTime, Inc.,
                          Sco-TRT Acquisition, Inc., and Symmetricom, Inc.,
                          dated as of March 27, 2002. Pursuant to Item 601
                          (b)(2) of Regulation S-K, certain schedules and
                          similar attachments to the Merger Agreement have not
                          been filed with this exhibit. The schedules contain
                          various items relating to the representations and
                          warranties made by the Company in the Merger
                          Agreement. The Company agrees to furnish
                          supplementally any omitted schedule to the SEC upon
                          request.

99.1                      Press Release dated March 27, 2002.

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